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Exhibit 99.1

CERTIFICATION BY CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Jos. A. Bank Clothiers, Inc. (the "Company") on Form 10-Q for the period ended May 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert N. Wildrick, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: June 16, 2003	/s/ ROBERT N. WILDRICK Robert N. Wildrick Chief Executive Officer

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  Exhibit 99.1